UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

OAKTREE STRATEGIC CREDIT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 814-01471	87-6827742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

333 S. Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02 Unregistered Sale of Equity Securities.

On May 31, 2022, Oaktree Strategic Credit Fund (the “Company”) sold unregistered Class I common shares of beneficial interest to feeder vehicles primarily created to hold the Company’s Class I shares, including an affiliate of the Company’s distribution manager, Brookfield Oaktree Wealth Solutions LLC (the “Distribution Manager”), as well as to certain other affiliates of the Distribution Manager for gross proceeds of approximately $177.5 million. The number of Class I shares issued to these purchasers will be determined by reference to the Company’s net asset value per share as of May 31, 2022. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder.

Item 8.01 Other Events.

As previously disclosed, the Company has registered with the Securities and Exchange Commission a continuous public offering (the “Offering”) of up to $5,000,000,000 in Class D, Class S and Class I common shares of beneficial interest (the “Common Shares”). The terms of the Offering required the Company to deposit all subscription proceeds in escrow with UMB Bank, N.A., as escrow agent, until the Company received subscriptions aggregating at least $100,000,000 in Common Shares (excluding subscriptions by Oaktree Fund GP I, L.P. in respect of the Class I shares purchased by Oaktree Fund GP I, L.P. prior to March 31, 2022), in any combination of share classes (the “Minimum Offering Requirement”).

As of June 1, 2022, the Company had satisfied the Minimum Offering Requirement, and the Company’s board of trustees authorized the release of proceeds from escrow.

A press release announcing the Company’s breaking of escrow is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Oaktree Strategic Credit Fund (furnished not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC CREDIT FUND
(Registrant)

By:	/s/ Mary Gallegly
Name:	Mary Gallegly
Title:	General Counsel and Secretary

Date: June 2, 2022